Vanguard Variable Insurance Funds
Total Bond Market Index Portfolio
Summary Prospectus
 April 28, 2023
The Portfolio’s statutory Prospectus and Statement of Additional Information dated April 28, 2023, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio online at www.vanguard.com/prospectus. You can also obtain this information at no cost by calling 800-522-5555 or by sending an email request to online@vanguard.com.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Portfolio seeks to track the performance of a broad, market-weighted bond index.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Portfolio. The expenses shown in the table and in the example that follows do not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest. If those additional fees and expenses were included, overall expenses would be higher.
Annual Portfolio Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.13%
12b-1 Distribution Fee	None
Other Expenses	0.01%
Total Annual Portfolio Operating Expenses	0.14%
Example
The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Portfolio's shares. This example assumes that the Portfolio provides a return of 5% each year and that total annual portfolio operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$14	$45	$79	$179
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the previous expense example, reduce the Portfolio's performance. During the most recent fiscal year, the Portfolio's turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies
Vanguard Variable Insurance Funds Total Bond Market Index Portfolio (the Total Bond Market Index Portfolio) employs an indexing investment approach designed to track the performance of the Bloomberg U.S. Aggregate Float Adjusted Index. This Index measures the performance of a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year.

The Portfolio invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Portfolio's investments will be selected through the sampling process and, under normal circumstances, at least 80% of the Portfolio's assets will be invested in bonds held in the Index. The Portfolio maintains a dollar-weighted average maturity consistent with that of the Index. As of December 31, 2022, the dollar-weighted average maturity of the Index was 8.5 years. The Portfolio also seeks to maintain an average duration consistent with that of the Index. As of December 31, 2022, the average duration of the Index was 6.2 years.
Principal Risks
An investment in the Portfolio could lose money over short or long periods of time. You should expect the Portfolio's share price and total return to fluctuate within a wide range. The Portfolio is subject to the following risks, which could affect the Portfolio's performance, and the level of risk may vary based on market conditions:
• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Portfolio because it invests primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
• Income risk, which is the chance that the Portfolio’s income will decline because of falling interest rates. Income risk is generally high for short-term bond funds and moderate for intermediate-term bond funds, so investors should expect the Portfolio’s monthly income to fluctuate accordingly.
• Prepayment risk, which is the chance that during periods of falling interest rates, homeowners will refinance their mortgages before their maturity dates, resulting in prepayment of mortgage-backed securities held by the Portfolio. The Portfolio would then lose any price appreciation above the mortgage’s principal and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio’s income. Such prepayments and subsequent reinvestments would also increase the Portfolio’s turnover rate. Prepayment risk should be moderate for the Portfolio.
• Extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. For funds that invest in mortgage-backed securities, extension risk is the chance that during periods of rising interest rates, homeowners will repay their mortgages at slower rates. This will lengthen the duration or average life of mortgage-backed securities held by the Portfolio and delay the Portfolio's ability to reinvest proceeds at higher interest rates. Extension risk should be moderate for the Portfolio.
• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Portfolio would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio’s income. Such redemptions and subsequent reinvestments would also increase the Portfolio’s turnover rate. Call risk should be low for the Portfolio because it invests only a small portion of its assets in callable bonds.
• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be low for the Portfolio because it purchases only bonds that are of investment-grade quality.
• Index sampling risk, which is the chance that the securities selected for the Portfolio, in the aggregate, will not provide investment performance matching that of the Portfolio’s target index. Index sampling risk for the Portfolio is expected to be low.
• Liquidity risk, which is the chance that the Portfolio may not be able to sell a security in a timely manner at a desired price.
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Portfolio compare with those of its target index, which has investment characteristics similar to those of the Portfolio. The Portfolio’s returns are net of its expenses, but do not reflect additional fees and expenses that are deducted by the annuity or life insurance program through which you invest. If such fees and expenses were included in the calculation of the Portfolio’s returns, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how the Portfolio will perform in the future. Updated performance information is available on our website for Financial Advisors at advisors.vanguard.com or by calling Vanguard toll-free at 800-522-5555.
Annual Total Returns — Total Bond Market Index Portfolio

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	3.21%	March 31, 2020
Lowest	-5.98%	March 31, 2022
Average Annual Total Returns for Periods Ended December 31, 2022
	1 Year	5 Years	10 Years
Total Bond Market Index Portfolio	-13.21%	-0.10%	0.92%
Bloomberg U.S. Aggregate Float Adjusted Index (reflects no deduction for fees, expenses, or taxes)	-13.07%	0.06%	1.08%
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Manager
Joshua C. Barrickman, CFA, Principal of Vanguard and co-head of Vanguard’s Fixed Income Indexing Americas. He has managed the Portfolio since 2013.
Tara Talone, CFA, Portfolio Manager at Vanguard. She has co-managed the Portfolio since September 2022.

Tax Information
The Portfolio normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. The tax consequences to you of your investment in the Portfolio depend on the provisions of the annuity or life insurance contract through which you invest. For more information on taxes, please refer to the prospectus of the annuity or life insurance contract through which Portfolio shares are offered.
Payments to Financial Intermediaries
The Portfolio and its investment advisor do not pay financial intermediaries for sales of Portfolio shares.

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CFA® is a registered trademark owned by CFA Institute.
”Bloomberg®” and the Bloomberg U.S. Aggregate Float Adjusted Index (the Index or Bloomberg Index) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.

The Total Bond Market Index Portfolio is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Total Bond Market Index Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Total Bond Market Index Portfolio particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Aggregate Float Adjusted Index, which is determined, composed and calculated by BISL without regard to Vanguard or the Total Bond Market Index Portfolio. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Total Bond Market Index Portfolio into consideration in determining, composing or calculating the Bloomberg U.S. Aggregate Float Adjusted Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Total Bond Market Index Portfolio to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to the Total Bond Market Index Portfolio customers, in connection with the administration, marketing or trading of the Total Bond Market Index Portfolio.

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG U.S. AGGREGGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE TOTAL BOND MARKET INDEX PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG U.S. AGGREGGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BLOOMBERG U.S. AGGREGGATE FLOAT ADJUSTED INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE TOTAL BOND MARKET INDEX PORTFOLIO OR BLOOMBERG U.S. AGGREGGATE FLOAT ADJUSTED INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
Vanguard Variable Insurance Funds Total Bond Market Index Portfolio—Portfolio Number 257
To request additional information about the Portfolio, please visit vanguard.com or contact us at 800-522-5555.
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Vanguard Marketing Corporation, Distributor.
SP 257 042023